Exhibit (a)(1)(D)

THIS DOCUMENT AND THE OFFER DOCUMENT ARE IMPORTANT AND REQUIRE YOUR IMMEDIATE ATTENTION. IN CONSIDERING WHAT ACTION YOU SHOULD TAKE, YOU ARE URGED TO SEEK YOUR OWN FINANCIAL ADVICE FROM YOUR BROKER OR OTHER SECURITIES INTERMEDIARY, ATTORNEY, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISOR.

IF YOU SELL OR HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR ELAN AMERICAN DEPOSITARY SHARES (ADSs), PLEASE IMMEDIATELY SEND THE OFFER DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE PURCHASER OR TRANSFEREE, OR TO THE BANK, STOCKBROKER OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED, FOR ONWARD TRANSMISSION TO THE PURCHASER OR TRANSFEREE. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN, INTO OR FROM ANY JURISDICTION WHERE SUCH ACT WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS IN SUCH JURISDICTION. IF YOU HOLD ORDINARY SHARES, OF €0.05 EACH (“ELAN SHARES”) OF ELAN CORPORATION, PLC (“ELAN”) DIRECTLY, YOU MAY NOT USE THIS ADS LETTER OF TRANSMITTAL TO ACCEPT THE OFFER IN RESPECT OF ELAN SHARES. THE OFFER CAN ONLY BE ACCEPTED IN RESPECT OF ELAN SHARES BY COMPLETING, SIGNING AND DELIVERING A SEPARATE FORM OF ACCEPTANCE.

ADS LETTER OF TRANSMITTAL

To Tender Ordinary Shares
represented by
American Depositary Shares (ADSs)
of

ELAN CORPORATION, PLC

pursuant to the Cash Offer
dated May 2, 2013
by

ECHO PHARMA ACQUISITION LIMITED

THE OFFER AND RELATED WITHDRAWAL RIGHTS WILL EXPIRE AT 8:00 A.M. (NEW YORK CITY TIME) / 1:00 P.M. (IRISH TIME) ON MAY 31, 2013, UNLESS THE INITIAL OFFER PERIOD IS EXTENDED. ELAN ADSs TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE INITIAL OFFER PERIOD AS IT MAY BE EXTENDED. YOU MAY NOT WITHDRAW YOUR ELAN ADSs DURING THE SUBSEQUENT OFFER PERIOD, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE OFFER DOCUMENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW ON PAGE 9 (ALL HOLDERS) AND PAGE 10 (US HOLDERS).

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

(1a) Need not be completed for book-entry transfers. Please write in your Elan ADR Certificate Number(s) that you are surrendering.

(1b) Please write in the number of Elan ADSs you wish to tender represented by each ADR Certificate. All ADR certificate(s) indicated above should be returned together with this ADS Letter of Transmittal.

(2) If you hold Elan ADSs in an uncertificated position such as Direct Registration System (DRS) and/or the Elan International Direct Investment Plan, please write in the number of Elan ADSs you wish to tender. No ADR Certificate needs to be returned for ADSs being tendered held in DRS or the IDI Plan.

(3) Unless otherwise indicated in the column labeled “Number of ADSs Tendered” and subject to the terms and conditions of the Offer, a holder will be deemed to have tendered all Elan ADSs indicated in the column labeled “ADR Certificate Numbers” and/or “Number of ADSs held in Direct Registration System (DRS) and/or International Direct Investment Plan (IDI Plan).” YOU MAY NOT TENDER FRACTIONS OF ADSs.

ONLY WHOLE ELAN ADSs ARE BEING ACCEPTED

DESCRIPTION OF ELAN ADSs TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR(s) or your direct registration statement)	Elan ADSs Tendered (Attach additional list, if necessary)
Change Address as Necessary	ADR Certificate Number(s) (1a)	Total Number of ADSs Represented by ADRs (1b)	Number of ADSs held in Direct Registration System (DRS) and/or International Direct Investment Plan (IDI Plan) (2)	Number of ADSs Tendered (3)

Total Number of ADSs Tendered:

VOLUNTARY CORPORATE ACTIONS COY: ELAN

The ADS tender agent (the “ADS Tender Agent”) for the Offer is:

THE BANK OF NEW YORK MELLON

By Registered, Certified or Express Mail:
The Bank of New York Mellon
Voluntary Corporate Actions
P.O. Box 43031
Providence, Rhode Island 02940-3031

By Overnight Courier:
The Bank of New York Mellon
Voluntary Corporate Actions
250 Royall Street
Canton, MA 02021

Delivery of this ADS Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery to the ADS Tender Agent. You must sign this ADS Letter of Transmittal in the appropriate space provided therefor on page 9 below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below on page 10 or an appropriate IRS Form W-8.

ACCEPTANCE OF THE OFFER AND TENDERS OF ELAN ADSs MAY ONLY BE MADE AS SET FORTH IN THE OFFER DOCUMENT AND THIS ADS LETTER OF TRANSMITTAL. THERE WILL BE NO GUARANTEED DELIVERY PROCEDURE IN THE OFFER.

The instructions contained within this ADS Letter of Transmittal should be read carefully before this ADS Letter of Transmittal is completed. Certain terms used in this ADS Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.

If any of your Elan American Depositary Receipts (“Elan ADRs”) representing Elan ADSs have been lost, stolen or destroyed, please see Instruction 11.

ACCEPTANCE OF THE OFFER IN RESPECT OF ELAN SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY ELAN ADSs) CANNOT BE MADE BY MEANS OF THIS ADS LETTER OF TRANSMITTAL. If you hold Elan Shares that are not represented by Elan ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those Elan Shares by contacting Capita Registrars (Ireland) Limited, the Irish receiving agent for the Offer (the “Irish Receiving Agent”), at +353 1 553 0090.

If you hold your Elan ADSs in certificated form or in uncertificated positions by means of the Direct Registration System (DRS) or in the Elan International Direct Investment Plan (IDI Plan) on the books and records of Citibank, N.A., or its successor, as Depositary for the Elan ADSs (the “ADS Depositary”), to accept the Offer you must write in the number of Elan ADSs you wish to tender in the box entitled “Description of Elan ADSs Tendered” above and follow the acceptance procedures set forth in the section of the Offer Document entitled “Procedure for acceptance of the Offer for holders of Elan ADSs,” as soon as possible and, in any event, so as to be received by the ADS Tender Agent prior to 8:00 a.m. (New York City time) / 1:00 p.m. (Irish time) on May 31, 2013, unless the initial offer period is extended. Unless otherwise indicated in the column labeled “Number of ADSs Tendered” in the box above and subject to the terms and conditions of the Offer, a holder will be deemed to have tendered all Elan ADSs indicated in the column labeled “Total Number of ADSs Represented by ADRs” and/or “Number of ADSs held in Direct Registration System (DRS) and/or International Direct Investment Plan (IDI Plan)” in the box above.

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Unless subsequently withdrawn in accordance with the terms of the Offer, delivery of this ADS Letter of Transmittal, Elan ADRs evidencing tendered Elan ADSs, and any other required documents to the ADS Tender Agent or Book-Entry Transfer Facility to the account maintained by the ADS Tender Agent at the Depository Trust Company (the “Book-Entry Transfer Facility”) and delivery of an Agent’s Message, by a holder of Elan ADSs will be deemed (without any further action by the ADS Depositary or the ADS Tender Agent) to constitute acceptance of the Offer by such holder in respect of such holder’s Elan ADSs, subject to the terms and conditions set out in the Offer. If you hold your Elan ADSs in book-entry with a broker or other securities intermediary, please contact your broker or other securities intermediary to provide tender instructions that will be executed through the Book-Entry Transfer Facility.

If you are a holder of Elan ADSs, questions or requests for assistance or requests for copies of the Offer Document, this ADS Letter of Transmittal and all other offer materials (which will be furnished promptly at the expense of Echo Pharma Acquisition Limited (“Royalty Pharma”)) may be directed to MacKenzie Partners, Inc., the information agent for the Offer (the “Information Agent”), at its telephone numbers set forth below. Holders of Elan ADSs may also contact their broker or other securities intermediary for assistance concerning the Offer. Except as set forth in the Offer Document, Royalty Pharma will not pay fees or commissions to any broker or dealer or any other person for soliciting tenders of Elan ADSs pursuant to the Offer.

The Information Agent for the Offer is:

105 Madison Avenue
New York, New York 10016

(212) 929-5500 (Call Collect)
or
Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com

VOLUNTARY CORPORATE ACTIONS COY: ELAN

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Ladies and Gentlemen:

The undersigned acknowledges that he or she has received and reviewed the Cash Offer dated May 2, 2013 (the “Offer Document”), of Echo Pharma Acquisition Limited, a private limited company incorporated under the laws of Ireland (“Royalty Pharma”), and this ADS Letter of Transmittal, which together contain the offer by Royalty Pharma (the “Offer”) to purchase, upon the terms and subject to the conditions set out in the Offer Document and this ADS Letter of Transmittal, all of the issued and to be issued ordinary shares, of €0.05 each (“Elan Shares”), of Elan Corporation, plc, a public limited company incorporated under the laws of Ireland (“Elan”), including Elan Shares represented by American Depositary Shares (“Elan ADSs”). Each Elan ADS represents one Elan Share. For purposes of this ADS Letter of Transmittal, any references to ADSs or Elan ADSs shall be deemed to include the Elan Shares represented thereby.

There are three alternatives as to the offer price based offered to holders of Elan ADSs who accept the Offer, subject to the Offer having become or being declared unconditional, and whose tendered Elan ADSs are validly tendered and not withdrawn. The three alternatives are:

Alternative 1: If Elan does not satisfy the Elan Balance Sheet Confirmation Requirement by 12:00 noon (New York City time) / 5:00 p.m. (Irish time) on June 17, 2013 (the Relevant Date), then: (a) the cash component of the consideration will be $10.25 per Elan Share (including each Elan Share represented by an Elan ADS); and (b) holders of Elan ADSs who accept the Offer will also receive Net Cash Rights entitling them to receive a potential further payment of up to $1.00 per Elan Share (including each Elan Share represented by an Elan ADS) no later than 60 days following the Unconditional Date, dependent on the actual amount of Elan Net Cash. Further details of the Net Cash Rights are set out in paragraph 6 (Net Cash Rights) of the letter from the Chairman of Royalty Pharma to Elan Stockholders contained in the Offer Document and in paragraph 8 (Net Cash Rights) of Appendix III of the Offer Document. In the event that the Net Cash Rights are issued, each Net Cash Right will have a minimum value of $0.00 and a maximum value of $1.00, and Royalty Pharma can provide no assurance as to its actual value. Even if the Elan Net Cash exceeds the Elan Net Cash Threshold, the maximum value of each Net Cash Right will be $1.00. As a result, if Elan has not satisfied the Elan Balance Sheet Confirmation Requirement by the date you tender your shares in acceptance of the Offer, you should not tender unless you are willing to accept an offer price of $10.25.

Alternative 2: If Elan satisfies the Elan Balance Sheet Confirmation Requirement and announces or confirms that the Elan Net Cash equals or exceeds the Elan Net Cash Threshold, then the offer price will be $11.25 in cash for each Elan Share (including each Elan Share represented by an Elan ADS) and no Net Cash Rights will be issued as they are not required.

Alternative 3: If Elan satisfies the Elan Balance Sheet Confirmation Requirement and announces or confirms that the Elan Net Cash is less than the Elan Net Cash Threshold, then, for each Elan Share (including each Elan Share represented by an Elan ADS), holders of Elan ADSs who accept the Offer will receive the offer price of $11.25, reduced by the Elan Balance Sheet Confirmation Adjustment, which adjustment is up to a maximum of $1.00 and which is described in detail in paragraph 5 (The Elan Balance Sheet Confirmation Requirement) of the letter from the Chairman of Royalty Pharma to Elan Stockholders contained in the Offer Document, in cash.

Not later than June 17, 2013, Royalty Pharma will confirm the offer price and whether Net Cash Rights will be issued (based on whether the Elan Balance Sheet Confirmation Requirement is satisfied and the Elan Net Cash position) by issuing an announcement. Such confirmation will also be dispatched by mail to Elan Stockholders as soon as practicable thereafter.

For the avoidance of doubt, in the event that Offer becomes or is declared unconditional in all respects prior to the satisfaction of the Elan Balance Sheet Confirmation Requirement, Elan Stockholders who accept the Offer will receive $10.25 per Elan Share (including each Elan Share represented by an Elan ADS) and Net Cash Rights entitling them to receive a further payment of up to $1.00 per Elan Share (including each Elan Share represented by an Elan ADS) no later than 60 days following the Unconditional Date, dependent on the actual amount of Elan Net Cash.

VOLUNTARY CORPORATE ACTIONS COY: ELAN

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Royalty Pharma will withhold up to $0.05 per Elan ADS (the “Cancellation Fee”) from the consideration payable to tendering ADS holders to pay the fees of the ADS Depositary for the surrender of the Elan ADSs and delivery of the Elan Shares represented thereby if such surrender and delivery is requested by Royalty Pharma. That money will be paid to the ADS Depositary at the time the tendered and purchased ADSs are surrendered by or at the discretion of Royalty Pharma for the purposes of the withdrawal of the Elan Shares represented thereby.

The undersigned hereby accepts the Offer with respect to the Elan ADSs specified in the box above entitled “Description of Elan ADSs Tendered” subject to the terms and conditions set forth in the Offer, and instructs the ADS Tender Agent to inform Royalty Pharma in writing of the number of Elans ADSs validly tendered.

The undersigned hereby acknowledges that, unless subsequently withdrawn in accordance with the terms of the Offer, delivery of this ADS Letter of Transmittal, Elan ADRs evidencing tendered Elan ADSs, and any other required documents to the ADS Tender Agent, or in the case of a book-entry holder, book-entry transfer of Elan ADSs to the account maintained by the ADS Tender Agent at the Book-Entry Transfer Facility and delivery of an Agent’s Message, by a holder of Elan ADSs will be deemed (without any further action by the ADS Depositary or the ADS Tender Agent) to constitute acceptance of the Offer by such holder in respect of such holder’s Elan ADSs, subject to the terms and conditions set out in the Offer.

The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and Royalty Pharma upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE ELAN ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE ELAN SHARES REPRESENTED BY SUCH ELAN ADSs MAY NOT BE MADE.

The undersigned hereby delivers to the ADS Tender Agent for tender to Royalty Pharma the above-described Elan ADSs for which the Offer is being accepted, in accordance with the terms and conditions of the Offer.

Upon, and subject to, the conditions to and terms of the Offer, and effective on the Offer becoming unconditional (at which time Royalty Pharma will give notice thereof to the ADS Tender Agent), and if the undersigned has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, Royalty Pharma all right, title and interest in and to all Elan ADSs (including all right, title and interest of the tendering holder in any Elan Shares represented by such Elan ADSs) with respect to which the Offer is accepted and irrevocably constitutes and appoints each of Royalty Pharma and any director or executive officer of, or any person authorised by, Royalty Pharma, as his or her true and lawful attorney and agent of the undersigned and with his authority with respect to such Elan ADSs, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to, in the attorney’s or agent’s sole discretion (a) have the Elan ADSs re-registered in the name of or as instructed by Royalty Pharma or, if tender is by book-entry transfer, transfer the Elan ADSs to an account at the Book-Entry Transfer Facility designated by Royalty Pharma, (b) surrender, for the benefit of or upon the order of Royalty Pharma, such Elan ADSs for withdrawal of the underlying Elan Shares represented by such Elan ADSs (c) instruct the ADS Depositary to transfer the Elan Shares represented by such Elan ADSs to an account or accounts designated by Royalty Pharma, (d) instruct the ADS Depositary to execute and deliver to the Irish Receiving Agent, a Form of Acceptance or transfer in respect of the Elan Shares represented by such Elan ADSs and present such Elan Shares represented by such Elan ADSs for transfer on the books of Elan to Royalty Pharma; (e) take such other actions and execute such documents as Royalty Pharma may reasonably deem necessary or desirable to give effect to such tendering holder’s acceptance of the Offer in respect of such Elan ADSs or Elan Shares represented by such Elan ADSs; and/or (f) receive all benefits and otherwise exercise all rights of beneficial ownership of such Elan ADSs or Elan Shares represented by such Elan ADSs.

VOLUNTARY CORPORATE ACTIONS COY: ELAN

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By executing this ADS Letter of Transmittal or delivering an Agent’s Message to the ADS Tender Agent as set forth above, the tendering holder of Elan ADSs agrees that, effective from and after the date hereof or, if later, the date on which the Offer has become or has been declared unconditional: (a) Royalty Pharma and any director or executive officer of, or any person authorised by, Royalty Pharma shall be entitled to direct the exercise of any votes attaching to Elan Shares represented by any Elan ADSs in respect of which the Offer has been accepted or is deemed to have been accepted (the “accepted ADSs”) and any other rights and privileges attaching to such Elan Shares, including any right to requisition a general meeting of Elan or of any class of its securities; (b) such holder is granting the authority to Royalty Pharma or any director or executive officer of, or other person authorised by, Royalty Pharma, within the terms of paragraph 5 of Part B of Appendix I of the Offer Document; (c) the execution of this ADS Letter of Transmittal by a holder of Elan ADSs (together with any signature guarantees) and its delivery to the ADS Tender Agent or, in the case of Elan ADSs in book-entry form, book-entry transfer of Elan ADSs to the account maintained by the ADS Tender Agent at the Book-Entry Transfer Facility and delivery of an Agent’s Message, shall constitute in respect of accepted ADSs (i) an authority to Elan, the ADS Depositary, the ADS Custodian and/or their respective agents from the tendering holder of accepted ADSs to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a holder of Elan ADSs to Royalty Pharma at its registered office, (ii) an authority to Royalty Pharma or any director or executive officer of, or other person authorised by, Royalty Pharma to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of accepted ADSs and/or to execute a form of proxy in respect of the accepted ADSs appointing any person nominated by Royalty Pharma to attend general meetings and separate class meetings of Elan or any adjournment thereof and to exercise the votes attaching to Elan Shares represented by such accepted ADSs on his or her behalf, and (iii) the agreement of the tendering holder of accepted ADSs not to exercise any such rights without the consent of Royalty Pharma and the irrevocable undertaking of such tendering holder of accepted ADSs not to appoint a proxy for or to attend any such general meetings or separate class meetings; and (d) in the case of Elan ADSs in book-entry form, the creation of a DTC payment obligation in favour of his or her payment bank in accordance with DTC payment arrangements shall discharge in full any obligation of Royalty Pharma to pay him or her the cash portion of the purchase price to which he or she is entitled pursuant to the Offer. This power of attorney is irrevocable and is granted in consideration of, and is effective upon, the Offer having become or been declared unconditional by Royalty Pharma in accordance with the terms of the Offer. Such power of attorney shall revoke any other power of attorney, proxy or written consent granted by the undersigned at any time with respect to such accepted ADSs, and no subsequent power of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective). The undersigned irrevocably acknowledges that payment by Royalty Pharma for such holder’s Elan ADSs shall constitute payment for the Elan Shares represented by such Elan ADSs and that none of such holder, the ADS Depositary or the ADS Custodian or any other person shall be entitled to receive any consideration under the Offer in connection with the execution and delivery of a Form of Acceptance with respect to the Elan Shares represented by such Elan ADSs.

By executing this ADS Letter of Transmittal or delivering an Agent’s Message to the ADS Tender Agent as set forth above, the tendering holder of Elan ADSs represents and warrants that the tendering holder of accepted ADSs has the full power and authority to accept the Offer and to tender, sell, assign and transfer such holder’s Elan ADSs tendered in the Offer and that Royalty Pharma will acquire good title thereto, free from all Encumbrances, rights of pre-emption, other third party rights and other interests of any nature whatsoever and together with all rights attaching thereto on or after April 15, 2013, including, without limitation, voting rights and the right to receive and retain in full all dividends and other distributions (if any) declared, made or paid, or any other return of capital (whether by reduction of share capital or share premium account or otherwise) made, on or after that date with respect to Elan Shares represented by Elan ADSs. The tendering holder of accepted ADSs hereby agrees that, upon request, such tendering holder will execute any additional documents and take all other such necessary actions as deemed by the ADS Tender Agent or Royalty Pharma to be necessary or desirable to complete the sale, assignment and transfer of Elan ADSs in respect of which the Offer is

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being accepted and, for the avoidance of doubt, to perfect any of the authorities expressed to be given hereunder and/or secure the full benefit of the authorities and powers of attorney expressed to be granted by this ADS Letter of Transmittal or Appendix I of the Offer Document.

By executing this ADS Letter of Transmittal or delivering an Agent’s Message to the ADS Tender Agent as set forth above, the tendering holder of Elan ADSs irrevocably undertakes, represents and warrants to Royalty Pharma and the ADS Tender Agent that such tendering holder of accepted ADSs: (a) has not received or sent copies or originals of the Offer Document or this ADS Letter of Transmittal or any related offering documents in, into or from any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; (b) has not used in connection with the Offer or the execution or delivery of this ADS Letter of Transmittal, directly or indirectly, the mails of, or any means or instrumentality (including, without limitation, email, facsimile transmission, telex and telephone) of interstate or foreign commerce of, or any facilities of a national securities exchange of any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; (c) is accepting the Offer from outside any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; and (d) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent or fiduciary is an authorised employee of such principal or such principal has given all instructions with respect to the Offer from outside any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction.

References in this ADS Letter of Transmittal to a holder of Elan ADSs shall include references to the person or persons executing an ADS Letter of Transmittal and, in the event of more than one person executing an ADS Letter of Transmittal, the provisions of this ADS Letter of Transmittal shall apply to them jointly and to each of them. References in this ADS Letter of Transmittal to the Offer include, where the context so requires, any subsequent revision, variation, extension or renewal of the offer, including any election or alternative available in connection with it.

All authority herein conferred or agreed to be conferred pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, personal representatives and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.

In the case of delivery of Elan ADSs registered in the names of tendering holders and not held through the Book-Entry Transfer Facility, unless otherwise indicated herein under “Special Payment Instructions” or “Special Delivery Instructions,” the undersigned hereby instructs the ADS Tender Agent to issue, or cause to be issued, (a) a check for the purchase price (net of any applicable withholding tax and any Cancellation Fee) and (b) if fewer than all of the Elan ADSs evidenced by Elan ADRs are tendered hereby, any Elan ADRs evidencing Elan ADSs in respect of which the Offer is not being accepted, if any, in the name(s) of (and deliver any documents, as appropriate, to) the registered holder(s) appearing under “Description of Elan ADSs Tendered” on page 1 hereto. In the event that the “Special Payment Instructions” and/or the “Special Delivery Instructions” are completed, the undersigned hereby instructs the ADS Tender Agent to (a) issue and mail, or cause to be issued and mailed, the check for the purchase price (net of any applicable withholding tax and any Cancellation Fee) in the name of, and to the address of, the person or persons so indicated and/or (b) if fewer than all of the Elan ADSs evidenced by Elan ADRs are tendered hereby, return, or cause to be returned, any Elan ADRs evidencing Elan ADSs in respect of which the Offer is not being accepted, if any, to the person at the address so indicated.

In the case of book-entry acceptance of tendered Elan ADSs, the undersigned hereby instructs the ADS Tender Agent to deliver the cash entitlement to DTC for credit to the appropriate DTC participant who will further credit, or cause to be credited, the beneficial holder’s account maintained at the Book-Entry Transfer Facility with the purchase price (net of any applicable withholding tax and any Cancellation Fee).

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SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS ADS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL ELAN ADRs, IF ANY, EVIDENCING ELAN ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED HEREBY AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE ADS TENDER AGENT AS PROVIDED IN THE OFFER DOCUMENT AND THIS ADS LETTER OF TRANSMITTAL.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

☐ Check box and complete ONLY if the check for the purchase price for the Elan ADSs tendered hereby is to be issued in the name of someone other than the undersigned.

Name:
(Please print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number) (Also complete Substitute Form W-9 below)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5, 6 and 7)

☐ Check box and complete ONLY if the check for the purchase price for the Elan ADSs tendered hereby, and/or Elan ADRs evidencing Elan ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail: ☐ Check ☐ ADR certificates

Name:
(Please print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number) (Also complete Substitute Form W-9 below)

VOLUNTARY CORPORATE ACTIONS COY: ELAN

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IMPORTANT

HOLDERS OF ELAN ADSs: SIGN HERE

(U.S. Holders: Please also complete and return Substitute Form W-9 included herein)

(Non-U.S. Holders: Please obtain, complete and return appropriate IRS Form W-8, available at www.irs.gov)

(Signature(s) of Owner(s))

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Elan ADRs evidencing Elan ADSs or on your direct registration statement, or by person(s) to whom Elan ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s) (please print):

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Email:

Tax Identification or
Social Security Number:
(See Substitute Form W-9 Below)

Dated:	, 2013

GUARANTEE OF SIGNATURE(S)
(If required—See Instructions 1 and 5)
(PLACE MEDALLION GUARANTEE IN SPACE BELOW)

Authorized Signature(s):

Name and Capacity (full title):

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

Dated:	, 2013

VOLUNTARY CORPORATE ACTIONS COY: ELAN

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PAYER’S NAME: THE BANK OF NEW YORK MELLON, AS ADS TENDER AGENT

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part 1–Taxpayer Identification Number – For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number.) Certify by signing and dating below.

____________________________ Social Security Number OR ____________________________ Employer Identification Number

Part 2–Certifications. Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Part 3–Awaiting TIN	Part 4–Exempt
☐	☐

Name (please print):

Address:

(Include zip code)

Signature:

Date:	, 2013

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting TIN), all reportable payments made to me prior to the time I provide the ADS Depositary with a properly certified taxpayer identification number will be subject to a 28% backup withholding tax.

, 2013
Signature	Date

Name (please print)

VOLUNTARY CORPORATE ACTIONS COY: ELAN

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INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this ADS Letter of Transmittal if (a) this ADS Letter of Transmittal is signed by the registered holder(s) of the Elan ADSs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this ADS Letter of Transmittal or (b) the Offer is being accepted in respect of such Elan ADSs for the account of an Eligible Institution. In all other cases, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an “Eligible Institution”) – see Instruction 5.

2. Delivery of ADS Letter of Transmittal and Elan ADSs. This ADS Letter of Transmittal is to be completed if Elan ADRs evidencing Elan ADSs are to be forwarded herewith or if you hold Elan ADSs that are held in uncertificated positions in the Direct Registration System (DRS) and/or in the Elan International Direct Investment Plan (IDI Plan) registered on the books of the ADS Depositary. If delivery is to be made by book-entry transfer to an account maintained by the ADS Tender Agent at the Book-Entry Transfer Facility (DTC) pursuant to the procedures for book-entry transfer set out in the section of the Offer Document entitled “Procedure for acceptance of the Offer for holders of Elan ADSs,” an Agent’s Message should be used. An “Agent’s Message,” delivered in lieu of the ADS Letter of Transmittal is a message transmitted by the Book-Entry Transfer Facility to, and received by, the ADS Tender Agent as part of a confirmation of a book-entry transfer. The message states that the Book-Entry Transfer Facility has received an express acknowledgement from the participant in the Book-Entry Transfer Facility tendering the Elan ADSs that such participant has received and agrees to be bound by the terms of the ADS Letter of Transmittal and the Offer Document. Elan ADRs evidencing Elan ADSs, as well as a properly completed and duly executed ADS Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and any other documents required by this ADS Letter of Transmittal must be delivered to the ADS Tender Agent at one of its addresses set forth herein.

THE METHOD OF DELIVERY OF ELAN ADSs EVIDENCED BY ELAN ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDERS OF ELAN ADSs. IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED OR OVERNIGHT COURIER, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent acceptance will be accepted and no fractional Elan ADSs will be accepted for purchase. All accepting holders of Elan ADSs, by execution of this ADS Letter of Transmittal (or a manually signed facsimile thereof), or, in the case of a book-entry transfer, delivery of an Agent’s Message, waive any right to receive any notice of the acceptance of their Elan ADSs for payment.

If you hold your Elan ADSs through a broker or other securities intermediary, you should not use this ADS Letter of Transmittal to direct the tender of your Elan ADSs. Instead, you should follow the instructions sent to you by that institution. To accept the Offer, your intermediary should deliver the Elan ADSs by book-entry transfer made to the account maintained by the ADS Tender Agent at the Book-Entry Transfer Facility (DTC) and deliver an Agent’s Message in accordance with the procedures set forth herein and in the Offer Document.

3. Inadequate Space. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of Elan ADSs should be listed on a separate schedule attached hereto.

4. Partial Tenders. If fewer than all the Elan ADSs evidenced by Elan ADRs delivered to the ADS Tender Agent or registered in your name are to be tendered hereby, fill in the number of Elan ADSs

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that are to be tendered in the box entitled “Number of ADSs Tendered.” If fewer than all the Elan ADSs evidenced by Elan ADRs are tendered hereby, except as otherwise provided in this ADS Letter of Transmittal, a new Elan ADR for the untendered Elan ADSs will be sent to the registered holder, unless otherwise provided in the appropriate box entitled “Special Delivery Instructions” on this ADS Letter of Transmittal, as promptly as practicable following the date on which the Offer becomes or is declared unconditional.

Unless otherwise indicated in the column labeled “Number of ADSs Tendered” and subject to the terms and conditions of the Offer, a holder will be deemed to have tendered all Elan ADSs indicated in the column labeled “Number of Total ADSs Represented by ADRs” and/or “Number of ADSs held in Direct Registration System (DRS) and/or International Direct Investment Plan (IDI Plan).”

5. Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements. If this ADS Letter of Transmittal is signed by the registered holder(s) of the Elan ADSs tendered hereby, the signature(s) must correspond with the name(s) exactly as written on the face of the Elan ADRs, or as held in the Direct Registration System or International Direct Investment Plan, without any change whatsoever.

If any of the Elan ADSs evidenced by Elan ADRs tendered hereby are owned of record by two or more owners, all such owners must sign this ADS Letter of Transmittal.

If any of the tendered Elan ADSs are registered in different names on different Elan ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Elan ADRs.

If this ADS Letter of Transmittal or any Elan ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Royalty Pharma of their authority so to act must be submitted.

When this ADS Letter of Transmittal is signed by the registered holder(s) of Elan ADSs listed and transmitted hereby, no endorsements of Elan ADRs or separate stock powers are required unless delivery of the check for the purchase price is to be to a person other than the registered holder(s). Signatures on such Elan ADRs or stock powers must be guaranteed by an Eligible Institution.

If the Elan ADSs are registered in the name of a person other than the person who signs the ADS Letter of Transmittal, then either (i) the tendered Elan ADRs must be endorsed or accompanied by appropriate stock powers, signed exactly as the name of the registered holder or holders appear(s) on Elan ADRs evidencing such Elan ADSs, or (ii) a proper instruction to register a transfer of the Elan ADSs to the name of the person signing the ADS Letter of Transmittal must be provided, signed exactly as the name of the registered holder or holders appear(s) on the ADS Depositary’s register, with the signatures on such instruction to be guaranteed as described above, in each case with the signatures on such Elan ADRs or stock powers to be guaranteed as described above.

6. Stock Transfer Taxes and Cancellation Fees. Royalty Pharma will pay or cause to be paid any stock transfer taxes (but not the Cancellation Fee described above) with respect to the transfer and sale to it or its order of Elan ADSs pursuant to the Offer. If, however, payment is to be made to any person other than the registered holder(s), or if the tendered Elan ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any U.S. stock transfer taxes (whether imposed on the registered holder(s) or such person(s) payment on account of the transfer to such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. Royalty Pharma will withhold a Cancellation Fee of up to $0.05 per Elan ADS from the consideration payable to tendering ADS holders to pay the fees of the ADS Depositary for the surrender of the Elan ADSs and delivery of the Elan Shares represented thereby if such surrender and delivery is requested by Royalty Pharma. That money will be paid to the ADS Depositary at the time the tendered and purchased ADSs are surrendered by or at the discretion of Royalty Pharma for the purposes of the withdrawal of the Elan Shares represented thereby.

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Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to Elan ADRs listed in this ADS Letter of Transmittal.

7. Special Payment and Delivery Instructions. If the check for the purchase price (net of any applicable withholding tax or Cancellation Fee) is to be issued in the name of a person other than the signer of this ADS Letter of Transmittal or if the check for the purchase price (net of any applicable withholding tax or any Cancellation Fee) is to be sent and/or any Elan ADRs evidencing Elan ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this ADS Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled “Special Payment Instructions” and/or “Special Delivery Instructions” on this ADS Letter of Transmittal should be completed.

8. Waiver of Conditions. Royalty Pharma reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law. Withdrawal rights will cease after the Offer becomes or is declared unconditional except in certain limited circumstances. These circumstances are described in paragraph 4 of Part B of Appendix I of the Offer Document.

9. 28% U.S. Backup Withholding. In order to avoid backup withholding of U.S. Federal income tax, a holder of Elan ADSs must provide the ADS Tender Agent with his or her correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 on this ADS Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. A holder’s TIN is either its Social Security Number or its Employer Identification Number. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service (“IRS”) and cash payments made with respect to the Offer may be subject to backup withholding at a rate of 28%.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

The TIN that is to be provided on Substitute Form W-9 is that of the registered holder(s) of the Elan ADSs or of the last transferee appearing on the transfer attached to, or endorsed on, the Elan ADSs. The TIN for an individual is his or her Social Security Number. Each tendering holder of Elan ADSs generally is required to notify the ADS Tender Agent of his or her correct TIN by completing Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the IRS has notified such holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9). Notwithstanding that the “TIN Applied For” box is checked (and the Certification is completed), the ADS Tender Agent will withhold 28% on any cash payment of the purchase price for the tendered Elan ADSs made prior to the time it is provided with a properly certified TIN.

Exempt persons (including, among others, corporations) are not subject to backup withholding and should so certify on Substitute Form W-9 by checking the appropriate box. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on the applicable Form W-8), signed under penalties of perjury, certifying such person’s foreign status. Forms W-8 can be obtained from the Information Agent. A holder of Elan ADSs should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

10. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer Document, this ADS Letter of Transmittal or the Guidelines for

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Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at the addresses and telephone numbers set forth below.

11. Lost, Destroyed or Stolen Certificates. If any Elan ADR evidencing Elan ADSs has been lost, destroyed or stolen, the holder thereof should contact Citibank, N.A., as ADS Depositary, to obtain the proper paperwork needed in order to replace their ADS certificate(s). Citibank, N.A. can be reached directly at (877) 248-4237, or, from outside the United States at (212) 816-6690.

12. Holders of Elan Shares. Holders of Elan Shares that are not represented by Elan ADSs may not tender Elan Shares pursuant to this ADS Letter of Transmittal. Holders of Elan Shares, if such shares are held in certificated form, have been sent a Form of Acceptance with the Offer Document. If any such holder needs to obtain a copy of a Form of Acceptance, such holder should contact Capita Registrars (Ireland) Limited, the Irish Receiving Agent, at +353 1 553 0090.

Questions and requests for assistance or for additional copies of the Offer Document, the ADS Letter of Transmittal and other offer materials may be directed to the Information Agent at its telephone numbers below, and will be furnished promptly free of charge. You may also contact your broker or other securities intermediary for assistance concerning the Offer.

VOLUNTARY CORPORATE ACTIONS COY: ELAN

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105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: tenderoffer@mackenziepartners.com